SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

March 23, 2006

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)
0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pacific Continental Corporation has announced a promotion within its executive management team; Patricia Haxby has been promoted to Executive Vice President for Registrant and its subsidiary, Pacific Continental Bank. Ms. Haxby has most recently served as Senior Vice President and Chief Information Officer (CIO); she will continue as the bank’s CIO.   A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits
99.1 Press Release dated March 23, 2006 announcing executive promotions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2006
PACIFIC CONTINENTAL CORPORATION By: /s/ Hal Brown Hal Brown President and Chief Executive Officer